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                            CERTIFICATE OF RESOLUTION
                         AND CERTIFICATION OF INCUMBENCY

      The undersigned, having been duly elected and serving as Vice President of Waste Technology Corp., a Delaware corporation (the "Corporation"), hereby certifies as follows:

      1. At a duly called meeting of the board of directors of the Corporation held pursuant to legal notice requirements, at which a quorum was present and acting throughout, the board adopted a Resolution authorizing the sale of substantially all of the assets of the Corporation' wholly owned subsidiary International Press and Shear Corp. ("IPSC"), a Georgia corporation, located at and associated with the operation of the IPSC's facility at 306 Frost Industrial Boulevard, Baxley, Georgia, in accordance with the terms of that certain Asset Purchase and Sale Agreement dated as of December 10, 1999 between IPSC as
Seller and IPS Balers Inc. as Buyer (the "Agreement").

      2. The said Resolution was validly adopted, is within the power of the directors of the Corporation, does not or has received any required shareholder approval, has not been rescinded or modified, and remains in full force and effect.

      3. The CEO of the Corporation is authorized to execute any documents necessary to effectuate the sale of said assets to IPS Balers Inc. in accordance with the terms of the Agreement.

      4. Set forth hereinbelow is the genuine signature of the said authorized officer of the Corporation.

      Name                     Office               Signature

  Ted C. Flood                  CEO             /s/ Ted C. Flood
                                                ----------------

      5. The Corporation is validly existing and in good standing in the state of its incorporation and in the state of Florida.

      SO CERTIFIED, this 10th day of December, 1999.

                                          /s/ Morton S. Robson
                                          -------------------------------
                                          Morton S. Robson, Vice President
                                          Waste Technology Corp.

                                                                (CORPORATE SEAL)